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Exhibit 8.1

List of Subsidiaries of Tele2 AB

Company, reg. no., reg'd office	Holding (capital/votes)
NETCOM LUXEMBOURG SA, RC B73.796 Luxembourg	100%
TELE2 HOLDING AB, 556579-7700, Stockholm, Sweden	100%
Tele2 Sverige AB, 556267-5164, Stockholm, Sweden	100%
Tele2 Sweden SA, RC B73.802, Luxembourg	100%
X-Source Holding AB, 556580-2682, Stockholm, Sweden	100%
X-Source AB, 556290-2238, Stockholm, Sweden	100%
Uni2 Denmark, 26904056 Copenhagen, Denmark	100%
X-Source Ltd 4381179 London, UK	100%
X-Source SA, 20022211618, Luxembourg	100%
Optimal Telecom Holding AB, 556580-7855, Stockholm, Sweden	100%
Optimal Telecom Sverige AB, 556440-1924, Stockholm, Sweden	100%
Datametrix Sverige Holding AB, 556580-7871, Stockholm, Sweden	100%
Datametrix AB, 556539-4870, Stockholm, Sweden	100%
Tele2 Norge Holding AB, 556580-8143, Stockholm, Sweden	100%
Tele2 Norge AS, 974534703, Oslo, Norway	100%
Tele2 Danmark Holding AB, 556580-8028, Stockholm, Sweden	100%
Tele2 Denmark A/S, 221234, Copenhagen, Denmark	100%
In2Loop A/S, 25 48 43 47, Copenhagen, Denmark	100%
Svenska UMTS-nät Holding AB, 556606-7988, Stockholm, Sweden	100%
Svenska UMTS licens AB, 556606-7772, Stockholm, Sweden	100%
Everyday Holding AB, 556579-7718, Stockholm, Sweden	100%
Stenblocket i Fruängen AB, 556058-8500, Stockholm, Sweden	100%
4 T Solutions Holding AB, 556580-2690, Stockholm, Sweden	100%
In2loop Polska Sp. So.o, 54380, Warsaw, Poland	90%
Web Communication BV, 34112460, Amsterdam, Netherlands	100%
Tele2 Polska Sp, 57496, Warsaw, Poland	100%
Tele2 Holding AS, 10262238, Tallin, Estonia	90%
Tele2 Eesti AS, 10069046, Tallin, Estonia	52%
UAB Tele2, 1147164, Vilnius, Latvia	100%
Belmus BV, 33261289, Amsterdam, Netherlands	100%
Tele2 Eesti AS, 10069046, Tallin, Estonia	48%
Tele2 Holding SIA, 000351206, Riga, Latvia	100%
SIA Tele2, 000327285, Riga, Latvia	100%
SIA Tele2 Telecom Latvia, 000361693, Riga, Latvia	100%
Tele2 OU, 10309744, Tallin, Estonia	100%
UAB Tele2 Fiksuotas Rysys, 1179374, Vilnius, Lithuania	100%
UAB KRT, 2304688, Vilnius, Lithuania	100%
UAB C-Gates, 2424016, Vilnius, Lithuania	100%
UAB Trigeris, 2123967, Vilnius, Lithuania	100%
AS Levi Kaabel, 10417072, Tallinn, Estonia	100%
AS Telset Telecommunications Group, 10673906,Tallinn, Estonia	100%
Tallinna Kaabeltelevisiooni AS, 10375439,Tallinn, Estonia	100%
OU Trigger Software, 10687966, Tallinn, Estonia	100%
SIA Levicom Broadband, 000353597, Riga, Latvia, dormant	100%
Tele2 St Pet Holding AB, 556636-7362, Stockholm, Sweden	100%
St Petersburg Telecom, no AO-3177, St Petersburg, Russia	4%
Oblcom, no P-7180.16, St Petersburg, Russia	4%
Corporation Severnaya Korona, no P-6117.16, Irkutsk, Russia	100%
St Petersburg Telecom, no AO-3177, St Petersburg, Russia	6%
Oblcom, no P-7180.16, St Petersburg, Russia	6%
Tele2 Russia Telecom BV, 33287334, Rotterdam, Netherlands	100%
Tele2 Russia International Holding BV, Nr 33221654, Amsterdam, Netherlands	100%
Tele2 Russia International Cellular BV, Nr 33227655, Amsterdam, Netherlands	100%

Tele2 Russia Telecom Services BV, 33.287.334, Amsterdam, Netherlands	100%
PSNR Personal System Networks in region, 1025202610157, Niznhy Novgorod, Russia	100%
Tele2 Russia VOL Holding GmbH, FN 131602 h, Vienna, Austria	100%
Kursk Cellular Communications, no P-16792.17, Kursk, Russia	100%
Smolensk Cellular Communications, no P-2581.16, Smolensk, Russia	60%
Belgorod Cellular Communications, no P-2586.16, Belgorod, Russia	65%
Kemerovo Mobile Communications, no P-13742.17, Kemerovo, Russia	100%
Rostov Cellular Communications, no P-1790.16, Rostov, Russia	5%
Udmurtiya Cellular Communications, no P-5818.16, Izhevsk, Russia	5%
Siberian Cellular Communications, no P-4458.16, Omsk, Russia	60%
Chelyabinsk Cellular Network, no P-3656.15, Chelyabinsk, Russia	100%
Tele2 Russia EKA Holding GmbH, FN 131600 f, Vienna, Austria	100%
Fora Telecom M, no P-12721.17, Moscow, Russia	100%
Tele2 Russia MAC Holding GmbH, FN 132666 y, Vienna, Austria	100%
CISC Cellular, no P-8068.17, Moscow, Russia, dormant	100%
Millicom New Tech. in Communications, no P-9894.17, Moscow, Russia	100%
Oy Finland Tele2 AB, 1482343-8, Helsinki, Finland	100%
Suomen 3G Oy, 502981, Helsinki, Finland	100%
Datametrix Norge AS, 975993108, Oslo, Norway	100%
Datametrix Danmark A/S, 39419, Copenhagen, Denmark	100%
ProcureITright AB, 556600-9436, Stockholm, Sweden	100%
Proceedo Solution AB, 556599-5049, Stockholm, Sweden	100%
Radio Components Sweden AB, 556573-3846, Stockholm, Sweden	70%
NetCom GSM Sverige AB, 556304-7025, Stockholm, Sweden	100%
Hallstahammar Kabelvision KB, 916580-7912, Västerås, Sweden	90%
Kopparstaden Kabelvision KB, 916583-0564, Västerås, Sweden	80%
Nelab Kabelvision KB, 916597-8983, Västerås, Sweden	80%
Kabelvision Sverige AB, 556650-2455, Stockholm, Sweden	100%
Åkersberga KV AB, 556326-3192, Österåker, Sweden	100%
Halmstads KV AB, 556380-6115, Halmstad, Sweden	100%
Skaraborgs Kabelvision AB, 556483-6467, Mariestad, Sweden	60%
Tele2 Europe SA, R.C.B56944, Luxembourg	100%
Tele2 Telecommunication Services GmbH, FN178222t, Vienna, Austria	100%
Tele2 Belgium SA, 609392, Zellik, Belgium	100%
Télé2 France SA, B409914058, Velizy, France	100%
Tele2 Telecommunication Services GmbH, 36232, Düsseldorf, Germany	100%
Tele2 Italia Spa, Ml-1998-247322, Segrate, Italy	100%
Tele2 AG, H.1045/80, Liechstenstein	100%
Tele2 Luxembourg SA, R.C.B65774, Luxembourg	100%
Tele2 (Netherlands) BV, BV 291906, Amsterdam, Netherlands	100%
Tele2 Telecommunication Services S.L, B82051913, Madrid, Spain	100%
Tele2 Telecommunication Services AG, CH-020390 55 969, Zürich, Switzerland	100%
Tele2 Communications Services Ltd, 3565220, London, England	100%
Telemilenio, Telecomunicacoes, Sociedade Unipessoal, 10468, Lissabon, Portugal	100%
Tele2 /Slovakia/ s.r.o., 35806486, Bratislava, Slovakia	100%
Tele2 Magyarorszag Kft., 12634402-2-41, Budapest, Hungary	100%
Tango SA, RC.B59560, Luxembourg	100%
Transac SA, RC.B49487, Luxembourg	100%
Everyday Media SA, R.C. B 78.227, Luxembourg	100%
Everyday Prod. SA, R.C.B69802, Luxembourg	100%
3C Communications International SA, RC B 29697, Luxembourg	100%
3C Communications GmbH, FN695021, Vienna, Austria	100%
3C Communications BVBA, 514 274, Brussels, Belgium	99%

3C Communications SPA Italy, 28894/7359/14, Segrate, Italy	91%
3C Communications A/S,184462, Ballerup, Denmark	100%
3C Communications OY, 585632, Finland	100%
3C Communications SA, 345 343 396 00023 Orleans, France	99%
3C Communications GmbH, HRB 24104, Germany	100%
3C Communications Luxembourg SA, B39690, Luxembourg	100%
3C Communications BV, 14630454, Amsterdam, Netherlands	99%
3C Communications A/S, Oslo, Norway	100%
3C Communicacoes Ltda, Domingos de Rana, Portugal	95%
3C Communications Espana SA, Madrid, Spain	99%
3C Communications AB, 556332-6346, Stockholm, Sweden	97%
3C Transac AB Sweden,556057-2116, Stockhom, Sweden	100%
3C Communications Ltd, 2343138, UK	96%
3C Transac Ltd, Kingston-upon-Thames, UK	100%
Comviq Holding BV, 14630454, Amsterdam, Netherlands	100%
3C Communications Equipment SA, B25465, Luxembourg	100%
3C Communications BVBA, 514 274, Brussels, Belgium	1%
3C Communications SPA Italy, 28894/7359/14, Segrate, Italy	9%
3C Communications SA, 345 343 396 00023 Orleans, France	1%
3C Communications BV, Amsterdam, 14630454, Netherlands	1%
3C Communicacoes Ltda, Domingos de Rana, Portugal	5%
3C Communications Espana SA, Madrid, Spain	1%
3C Communications AB, 556332-6346, Stockholm, Sweden	3%
3C Communications Ltd, 2343138, UK	4%
CCC Holding BV, 33 269 398, Amsterdam, Netherlands	100%
Calling Card Company Limited, 3794813, UK	100%
Calling Card Company Germany GmbH, HRB 40498, Germany	100%
C3 Calling Card Company Limited, 309745, Ireland	100%
Calling Card Company SA, B424906618, Paris, France	100%
Calling Card Company Italy SpA, 233372, Milano, Italy	100%
Tele2 International Card Company S.A., RC 64 902, Luxembourg	100%
Calling Card Company Netherlands BV, BV 82334, Amsterdam, Netherlands	100%
Calling Card Company Spain, S.A. A-62426457, Spain	100%
Calling Card Company Telecommunication Services GmbH, FN 215362i, Austria	100%
Calling Card Company (UK) Ltd, 3812138, London, England	100%
SEC Everyday Europe BV, 341124357, Amsterdam, Netherlands	100%
IntelliNet Holding BV, 34126307, Amsterdam, Netherlands	100%
IntelliNet S.p.A, R.C. 1615155, Segrate, Italy	99%
INT IntelliNet Telecommunications Services AG, CH02030215188, Zürich, Switzerland	100%
IntelliNet S.p.A, R.C. 1615155, Segrate, Italy	1%
Fagersta AB, 556238-4171, Stockholm, Sweden	100%
S.E.C. Luxembourg S.A., R.C. B-84.649, Luxembourg	100%
Tele2 s.r.o., 25650009, Prague, Czech Republic	100%
SEC Holding BV, 33141829, Rotterdam, Netherlands	100%
Tele2 Services Luxembourg SA, RCB70203, Luxembourg	100%
Tele2 (UK) Ltd, 4940295, London, England	100%
Bethany Group Ltd, 390385, Virgin Islands, UK	100%
Alpha Int. Overseas Telecomm. Services Ltd, 359452, Virgin Islands, UK	100%
Alpha Int. Overseas Telecomm. Services Ltd, 06521/030616, Madeira, Portugal	100%
Wiasing Consultores E Servicos Lda, 06521/030616, Madeira, Portugal	100%
Alpha Telecom Communications Ltd, 4028792, London, England	100%

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List of Subsidiaries of Tele2 AB